Exhibit 24.1

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                                /s/ Mathias J. DeVito
                                                              Mathias J. DeVito

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              _______/s/ Peter M. George________
                                                              Peter M. George

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert L. Johnson, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ____/s/ Robert L. Johnson______
                                                              Robert L. Johnson

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ___/s/ Robert LeBuhn__________
                                                              Robert LeBuhn

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ____/s/ John G. Medlin, Jr.________
                                                              John G. Medlin, Jr.

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ____/s/ Hanne M. Merriman______
                                                              Hanne M. Merriman

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ____/s/ Thomas H. O'Brien_______
                                                              Thomas H. O'Brien

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Hilda Ochoa-Brillembourg, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ____/s/ Hilda Ochoa-Brillembourg___
                                                              Hilda Ochoa-Brillembourg

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard B. Priory, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ___/s/ Richard B. Priory_______
                                                              Richard B. Priory

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ___/s/ Raymond W. Smith_______
                                                              Raymond W. Smith

POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, THAT I, Stephen M. Wolf, Director of US Airways Group, Inc., (the "Company"), do hereby appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign any Annual Report or Form 10-K of the Company for the year ended December 31, 2000 and any amendments or supplements thereto which shall be filed with the Securities and Exchange Commission under the Securities and Exchange Act of 1934, as amended.

     I hereby give and grant to said attorneys and agents, and each of them, full power and authority generally to do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 20th day of March, 2001.

                                                              ___/s/ Stephen M. Wolf_________
                                                              Stephen M. Wolf